UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Gatos Silver, Inc.

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 GATOS SILVER, INC. 2021 ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 26, 2021 10:00 a.m., Mountain Time Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 26, 2021. Notice is hereby given that the 2021 Annual Meeting of Stockholders of Gatos Silver, Inc. will be held in a virtual format on Wednesday, May 26, 2021 at 10:00 a.m., Mountain Time. In order to attend the virtual annual meeting online, you must pre-register at register.proxypush.com/GATO . You will need the control number at the top of this form to register. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the proxy card, proxy statement and annual report to stockholders for the fiscal year ended December 31, 2020, are available at www.proxydocs.com/GATO . If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 14, 2021 to facilitate timely delivery. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2: Election of directors: Ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for the year ending December 31, 2021. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/GATO Use the Internet to vote your proxy 24 hours a day, 7 days a week. Please have this Notice available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: : Internet – Access the Internet and go to www.investorelections.com/GATO . Follow the instructions to log in and order copies. ( Email – Send us an email at paper@investorelections.com with “GATO Materials Request” in the subject line. The email must include: The 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or-email to receive an email with links to the electronic materials. If you choose email delivery, you must include the email address. If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.